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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Presstek, Inc. (the "Company") on Form 10-K for the for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Marino, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.



March 16, 2006                           /s/ Edward J. Marino
                                         -------------------------------------
                                         Edward J. Marino
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Presstek, Inc. and will be retained by Presstek, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.